SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT

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First Security Group, Inc.

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First Security Group, Inc.

A Multi-bank Holding Company Rodger B. Holley President

August 16, 2002

TO THE SHAREHOLDERS OF
FIRST SECURITY GROUP, INC.:

     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of First Security Group, Inc. (“FSG” or the “Company”), which will be held at Springbrook Country Club, 123 Country Club Lane, Niota, Tennessee 37826, on Thursday, September 26, 2002, at 3:00 pm, Local Time (the “Meeting”).

     At the Meeting, you will be asked to consider and vote upon: (i) the reelection of 7 directors to serve until the 2003 Annual Meeting of Shareholders and until their successors have been elected and qualified, (ii) the approval of the First Security Group, Inc. 2002 Long-Term Incentive Plan, and (iii) the ratification of the appointment of Joseph Decosimo and Company, LLP, as independent auditors for FSG for the fiscal year ending December 31, 2002.

     Enclosed are the Notice of Meeting, Proxy Statement and Proxy. We hope you can attend the Meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed Proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the Meeting, you may vote your shares in person even if you have previously returned your Proxy.

     We want to thank you for your support this past year. We are proud of our progress as reflected in the results for 2001, and we encourage you to review carefully the Company’s 2001 Annual Report (the “Annual Report”), which we either mailed to you on May 17, 2002, or, if you became an FSG shareholder by purchasing stock in our private placement, which commenced on March 19, 2002 and closed on August 8, 2002, we mailed your copy of the Annual Report on August 15, 2002.

     In addition, we would like to take this opportunity to inform you that, as of July 20, 2002, FSG completed its acquisition of First State Bank in Maynardville, Tennessee.

     If you have any questions about the Proxy Statement or our Annual Report, please call or write us.

Sincerely,

Rodger B. Holley President & Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 26, 2002
ANNUAL MEETING OF SHAREHOLDERS
PROPOSAL ONE
EXECUTIVE COMPENSATION AND OTHER BENEFITS
PROPOSAL TWO
PROPOSAL THREE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER’S PROPOSALS FOR THE 2003 ANNUAL MEETING
OTHER MATTERS
OTHER INFORMATION
APPENDIX A
APPENDIX B

FIRST SECURITY GROUP, INC.
817 Broad Street
Chattanooga, Tennessee 37402

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 26, 2002

     Notice is hereby given that the 2002 Annual Meeting of Shareholders of First Security Group, Inc. (“FSG” or the “Company”) will be held at Springbrook Country Club, 123 Country Club Lane, Niota, Tennessee 37826, on Thursday, September 26, 2002, at 3:00 pm, Local Time (the “Meeting”), for the following purposes:

1.	Re-elect Directors. To consider and vote upon the re-election of 7 directors to serve until the 2003 Annual Meeting of Shareholders and until their successors have been elected and qualified.

2.	Approve Long-Term Incentive Plan. To consider and vote upon the First Security Group, Inc. 2002 Long-Term Incentive Plan.

3.	Ratify Auditors. To consider and vote upon the ratification of the appointment of Joseph Decosimo and Company, LLP, as independent auditors for FSG for the fiscal year ending December 31, 2002.

4.	Other Business. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The enclosed Proxy Statement explains these proposals in greater detail. Appendix A contains a copy of the proposed First Security Group, Inc. 2002 Long-Term Incentive Plan. We urge you to review these materials carefully.

     Only shareholders of record at the close of business on August 7, 2002 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign and return the enclosed Proxy in the accompanying envelope.

By Order of the Board of Directors

Rodger B. Holley President & Chief Executive Officer

August 16, 2002

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
OF FIRST SECURITY GROUP, INC.
August 16, 2002

INTRODUCTION

General

     This Proxy Statement is being furnished to the shareholders of First Security Group, Inc. (“FSG” or the “Company”), a Tennessee corporation, in connection with the solicitation of proxies by FSG’s Board of Directors from holders of FSG’s common stock, $.01 par value (the “Common Stock”), for use at the 2002 Annual Meeting of Shareholders of the Company to be held at Springbrook Country Club, 123 Country Club Lane, Niota, Tennessee 37826, on Thursday, September 26, 2002, at 3:00 pm, Local Time, and at any adjournments or postponements thereof (the “Meeting”). Unless otherwise clearly specified, the terms “Company” and “FSG” include the Company and its subsidiaries.

     The Meeting is being held to consider and vote upon the proposals summarized under “Summary of Proposals” below and described in greater detail herein. FSG’s Board of Directors knows of no other business that will be presented for consideration at the Meeting other than the matters described in this Proxy Statement.

     The 2001 Annual Report to Shareholders (the “Annual Report”), including financial statements for the fiscal year ended December 31, 2001, was distributed to shareholders on May 17, 2002, or on August 15, 2002 if you became an FSG shareholder by purchasing stock in our private placement, which commenced on March 19, 2002 and ended on August 8, 2002. These proxy materials are first being mailed to the shareholders of FSG on or about August 16, 2002.

     The principal executive offices of FSG are located at 817 Broad Street, Chattanooga, Tennessee 37402, and its telephone number is (423) 266-2000.

Summary of Proposals

     The proposals to be considered at the Meeting may be summarized as follows:

     Proposal One. To consider and vote upon the re-election of 7 directors to serve until the 2003 Annual Meeting of Shareholders and until their successors have been elected and qualified;

     Proposal Two. To consider and vote upon the First Security Group, Inc. 2002 Long-Term Incentive Plan (the “2002 Incentive Plan”); and

     Proposal Three. To consider and vote upon the ratification of the appointment of Joseph Decosimo and Company, LLP, as independent auditors for FSG for the fiscal year ending December 31, 2002.

Quorum and Voting Requirements

     Holders of record of Common Stock as of the Record Date defined below are entitled to one vote per share on each matter to be considered and voted upon at the Meeting. To hold a vote on any proposal, a quorum must be present with respect to that proposal. A quorum is a majority of the total votes entitled to be cast by the holders of the outstanding shares of Common Stock. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes “for” or “against”, as well as all abstentions and broker non-votes, will be counted as shares present. A “broker non-vote” occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

     Proposal One, relating to the re-election of the nominees for directors, requires approval by a plurality of the votes cast by the holders of shares of Common Stock entitled to vote with respect to that proposal. This means that those seven nominees for directors receiving the greatest number of votes will be elected directors. Proposals Two and Three, and any other proposal that is properly brought before the Meeting, require approval by a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote with respect to those proposals.

     Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether any proposal has received sufficient votes for approval, although abstentions and broker non-votes will be counted for purposes of determining whether a quorum exists. This means that abstentions and broker non-votes will not affect the outcome of the vote with respect to any proposal.

Record Date, Solicitation and Revocability of Proxies

     The Board of Directors of FSG has fixed the close of business on August 7, 2002 as the record date (“Record Date”) for determining the shareholders entitled to notice of, and to vote at, the Meeting. Accordingly, only holders of record of shares of Common Stock on the Record Date will be entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were 7,526,104 shares of Common Stock issued and outstanding, which were held by approximately 1,224 holders of record.

     Shares of Common Stock represented by properly executed Proxies, if such Proxies are received in time and not revoked, will be voted at the Meeting in accordance with the instructions indicated in such Proxies. If no instructions are indicated, such shares of Common Stock will be voted “FOR” all proposals and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. If necessary, the proxy holder may vote in favor of a proposal to adjourn the Meeting in order to permit further solicitation of proxies in the event there are not sufficient votes to approve the foregoing proposals at the time of the Meeting.

     A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by: (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing in person at the Meeting and voting in person. All written notices of revocation or other communications with respect to Proxies should be addressed as follows: First Security Group, Inc., 817 Broad Street, Chattanooga, Tennessee 37402, Attention: William L. (Chip) Lusk, Jr., Chief Financial Officer and Secretary.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

     The Meeting is being held to, among other things, re-elect 7 directors of FSG to serve a one-year term of office expiring at the 2003 Annual Meeting of Shareholders and until their successors have been elected and qualified. All of the nominees are presently directors of FSG and have been since 1999. All of the nominees also serve as directors of at least one of the Company’s banking subsidiaries. FSG’s banking subsidiaries are Dalton Whitfield Bank, a Georgia bank (“Dalton Whitfield”) and Frontier Bank, a Tennessee bank (“Frontier”) (Dalton Whitfield and Frontier are collectively referred to as the “Banks”). In addition, FSG acquired First State Bank, a Tennessee bank (“First State”), on July 20, 2002; however, for purposes of this proxy statement, First State is not considered in the definition of Banks since the acquisition was not completed until 2002. None of the nominees for directors of FSG is currently a member of the First State board of directors, but FSG anticipates that one of its directors will soon be added to First State’s board.

     All shares represented by valid Proxies, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the Proxies will be voted for the re-election of each of the 7 nominees listed below. Although all nominees are expected to serve if elected, if any nominee is unable to serve, the persons voting the Proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by FSG’s Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (seven persons). Cumulative voting is not permitted.

     The seven nominees for directors nominated by the Company’s Board of Directors will be approved as directors if a plurality of the shares of FSG Common Stock entitled to vote at the meeting are voted in favor of this proposal.

     THE NOMINEES HAVE BEEN NOMINATED BY THE COMPANY’S BOARD OF DIRECTORS AND THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REELECTION OF ALL 7 NOMINEES LISTED BELOW.

     The following table and the notes thereto set forth certain information regarding the beneficial ownership of FSG’s Common Stock as of July 31, 2002, by (i) each current director and nominee for director of the Company; (ii) each Named Executive Officer (as defined in “Executive Compensation and Other Benefits” on page 7 of this Proxy Statement); and (iii) all present executive officers and directors of the Company as a group. As of July 31, 2002, FSG did not know of any person who beneficially owned more than 5% of the presently outstanding shares of Common Stock. Unless otherwise indicated, the address for the following shareholders is 817 Broad Street, Chattanooga, Tennessee 37402.

Shares of Common
Stock Beneficially
Name, Age and Year First Elected		Owned and Percentage
or Appointed a Director or	Principal Occupation	of Common Stock
Executive Officer	and Business Experience	Outstanding (1)

Nominees:

Rodger B. Holley Age 55 1999	Chairman of the Board, Chief Executive Officer, and President of First Security Group, Inc. since February 1999; Chairman of the Board, Chief Executive Officer and Corporate President of Frontier Bank (Chattanooga, TN) since June 2000, and a director of Dalton Whitfield Bank since September 1999. Previously Chairman, Chief Executive Officer and President of Pioneer Bancshares, Inc. (Chattanooga, TN) from 1992 to November 1998 with service to First American National Bank (Chattanooga, TN) (“FANB”) following FANB’s acquisition of Pioneer Bancshares, Inc.	104,113 (2) (1.38%)

Larry R. Belk Age 48 1999	Director and Regional President of Frontier Bank (Chattanooga, TN) since June 2000 (President of First Security Bank offices of Frontier Bank). Previously President of Valley Bank (Sweetwater, TN) from 1995 to April 1999.	67,235* (3)

Shares of Common
Stock Beneficially
Name, Age and Year First Elected		Owned and Percentage
or Appointed a Director or	Principal Occupation	of Common Stock
Executive Officer	and Business Experience	Outstanding (1)

Clayton Causby Age 74 1999	Chairman of the Board of Dalton Whitfield Bank since September 1999. Previously Chairman of the Board of Pioneer Bank, FSB (Chattanooga, TN), from 1998 to 1999, President of BC Fibers, Inc. (Textile Sales) from 1993 to 2000; President of Poly-Tec Fibers from 1994 to 2000; and Chairman of Dalton/Whitfield Bank & Trust (Dalton, GA) from 1989 to 1996.	61,100*

Kenneth C. Dyer, III Age 46 1999	Director and Regional President of Frontier Bank since June 2000. Previously City President of FANB from November 1998 to August 1999, and President of Pioneer Bank from 1997 to November 1998.	33,015* (4)

Douglas F. Heuer, III Age 56 1999	President of The Heuer Insurance Agency, Inc. (General Insurance, Sweetwater, TN) since 1994; Director of Frontier Bank since June 2000. Previously Chairman of the Board of Valley Bank from 1996 to 1999.	5,560*

Ralph L. Kendall Age 74 1999	Director of Frontier Bank since June 2000. Retired as a partner with Ernst & Young LLP (international CPA firm) in 1986.	17,500* (5)

D. Ray Marler Age 58 1999	President of Ray Marler Construction Company (General Construction, Chattanooga, TN) since 1965; President and Chief Manager of Environmental Materials, LLC (Environmental Services, Chattanooga, TN) since 1998; President of Environmental Holdings, Inc. (Environmental Services, Chattanooga, TN) since 1998; President of Environmental Materials, Inc. (Environmental Services, Chattanooga, TN) since 1998; Chief Manager of MWW, LLC (Land Management, Chattanooga, TN) since 2002; and Director of Frontier Bank since 2000. Previously Chief Manager of American Technologies, LLC (Environmental Services, Chattanooga, TN) from 1999 to 2001.	75,000 (6) (1.00%)

Shares of Common
Stock Beneficially
Name, Age and Year First Elected		Owned and Percentage
or Appointed a Director or	Principal Occupation	of Common Stock
Executive Officer	and Business Experience	Outstanding (1)

Named Executive Officers Who Are Not Also Directors or Nominees:

William L. Lusk, Jr. Age 34 1999	Secretary, Chief Financial Officer and Executive Vice President of First Security Group, Inc. since April 1999; Secretary, Chief Financial Officer and Executive Vice President of Dalton Whitfield Bank and Frontier Bank since September 1999 and June 2000, respectively; and Chief Financial Officer and Executive Vice President of First State Bank since July 2002. Previously Director of Strategic Planning, Vice President of Pioneer Bancshares, Inc. from December 1997 to March 1999, and Controller and Vice President of Pioneer Bancshares, Inc. from 1993 to December 1997.	23,728* (7)

Lloyd L. Montgomery, III Age 49 2002	Chief Operating Officer of First Security Group, Inc. since March 2002; and Chairman of the Board of First State Bank since July 2002. Previously involved in business ventures and real estate development from January 2000 to March 2002. Knoxville City President and East Region President for the Retail Banking Group of FANB from 1996 to November 1999; and assisted with the FANB/AmSouth merger from November 1999 to January 2000.	25,000*

All present Directors and Executive Officers as a Group (9 Persons)		412,251 (5.43%)

*	Less than one percent of outstanding shares.

(1)	Information relating to beneficial ownership of Common Stock is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission (“SEC”) under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors and executive officers possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.

(2)	Includes 32,240 shares with respect to which Mr. Holley is deemed to share investment or voting power. Also includes 26,598 shares that Mr. Holley has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

(3)	Includes 220 shares with respect to which Mr. Belk is deemed to share investment or voting power. Also includes 15,015 shares that Mr. Belk has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

(4)	Includes 4,030 shares with respect to which Mr. Dyer is deemed to share investment or voting power. Also includes 15,015 shares that Mr. Dyer has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

(5)	Includes 8,500 shares with respect to which Mr. Kendall is deemed to share investment or voting power.

(6)	Includes 10,000 shares with respect to which Mr. Marler is deemed to share investment or voting power.

(7)	Includes 2,451 shares with respect to which Mr. Lusk is deemed to share investment or voting power. Also includes 13,728 shares that Mr. Lusk has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

Security Ownership of Certain Beneficial Owners and Management

     As of July 31, 2002, based on available information, all directors and executive officers of FSG and the Banks as a group (33 persons) beneficially owned approximately 906,310 shares of Common Stock, constituting 11.87% of the total number of shares of Common Stock outstanding at that date. As of the Record Date, FSG’s directors and executive officers beneficially owned shares of Common Stock having 412,251 votes, or 5.43% of the total votes represented by Common Stock outstanding on the Record Date and entitled to vote at the Meeting. See “Record Date, Solicitation and Revocability of Proxies.”

Information About the Board of Directors and Its Committees

     The Board of Directors of FSG held five meetings during 2001. All directors attended at least 75% of the total number of meetings of the Board of Directors and attended at least 75% of the meetings of the Board committees on which they served. FSG’s Board of Directors has three standing committees: the Compensation Committee, the Audit Committee and the Executive Committee. The Compensation Committee also serves the same functions for the Banks. During 2001, the Banks and FSG had separate audit committees. Going forward, FSG expects that the Company’s Audit Committee will assume the role of audit committee for the Banks and, thus, the Banks’ separate audit committees will subsequently be dissolved.

     The Company’s Compensation Committee is comprised of D. Ray Marler (Chairman), Douglas F. Heuer, III, and Ralph L. Kendall. This Committee has the authority to determine the compensation of the Company’s and the Banks’ executive officers and employees, and administers various of the Company’s benefit and incentive plans. This Committee has the power to interpret the provisions of the Company’s Second Amended and Restated 1999 Long-Term Incentive Plan (the “1999 Incentive Plan”). The Compensation Committee held five meetings in 2001.

     The Company’s Audit Committee is comprised of Ralph L. Kendall (Chairman), Douglas F. Heuer, III, and D. Ray Marler, and has the responsibility of reviewing financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. The Audit Committee recommends to the Board of Directors of the Company the appointment of the independent auditors for the next fiscal year, reviews and approves their audit plan and reviews with the independent auditors the results of the audit and management’s response thereto. It also reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule, and results of audits performed by the internal audit staff. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts. The Audit Committee periodically reports its findings to the Board of Directors. The Audit Committee is reconsidering its charter in light of the recently enacted Sarbanes-Oxley Act of 2002 and expects to make appropriate changes in light of such act.

Executive Officers

     Executive officers are appointed annually at the meetings of the respective Boards of Directors of FSG and the Banks following the annual meetings of shareholders, to serve until the next annual meeting and until successors are chosen and qualified. The table set forth under “Proposal One - Election of Directors” lists the nominees for election to the Board of Directors as well as the Named Executive Officers of FSG who are not nominees to, or members of, the Board of Directors, their ages and respective offices held by them, the period each such position has been held, a brief account of their business experience for at least the past five years, and the number of shares of Common Stock beneficially owned by each of them as of July 31, 2002.

EXECUTIVE COMPENSATION AND OTHER BENEFITS

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its chief executive officer and other executive officers, including the four other most highly compensated executive officers, unless the total annual salary and bonus of such an executive officer does not exceed $100,000, in which case the Company is not required to provide data about that executive (collectively, the “Named Executive Officers”). The disclosure requirements for the Named Executive Officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting these individuals.

     The following table sets forth certain elements of compensation for our Named Executive Officers for each of the last three calendar years:

Summary Compensation Table

				Long-Term
		Annual Compensation		Compensation

				Securities
				Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options/SARs (#)	Compensation ($)

Rodger B. Holley	1999	$116,666	$0	0	N/A	(2)
Chief Executive Officer	2000	$175,200	$0	0	N/A	(2)
	2001	$175,250	$0	80,600 (1)	$18,057	(3)

William L. Lusk, Jr.	1999	$56,667	$0	0	N/A	(2)
Chief Financial Officer	2000	$86,658	$0	0	N/A	(2)
	2001	$120,250	$0	41,600 (1)	$17,942	(4)

Lloyd L. Montgomery, III*	1999	$0	$0	0	N/A	(2)
Chief Operating Officer	2000	$0	$0	0	N/A	(2)
	2001	$0	$0	0	N/A	(2)

*	Lloyd L. Montgomery, III was hired in March 2002 to serve as FSG’s Chief Operating Officer.

(1)	Issued pursuant to FSG’s 1999 Incentive Plan.

(2)	Aggregate total of the dollar value of all other compensation for perquisites and other personal benefits does not exceed the lesser of $50,000.00 or ten percent (10%) of the named individual’s cash compensation.

(3)	Includes 401K match of $7,035 and club dues (including any associated initiation fees) of $11,021.

(4)	Includes 401K match of $6,089 and club dues (including any associated initiation fees) of $10,902.

Grants of Options/SARs in 2001

     In 2001, FSG issued incentive stock options under the 1999 Incentive Plan to certain key executive officers and employees of the Company and our subsidiaries. No stock appreciation rights (“SARs”) were granted in 2001. The following table sets forth certain information respecting the award of such incentive stock options to our Named Executive Officers:

					Potential Realizable Value at
	Number of	Percent of Total			Assumed Annual Rates of Stock
	Securities	Options Granted to			Price Appreciation for Option Term
	Underlying Options	Employees	Exercise	Expiration
Name	Granted (#)	During 2001	Price ($)	Date	5%	10%

Rodger B. Holley	80,600	21.16%	$7.69	2/1/11	$389,798	$987,824
William L. Lusk, Jr.	41,600	10.92%	$7.69	2/1/11	$201,186	$509,845
Lloyd L. Montgomery, III*	0	0%	N/A	N/A	$0	$0

*	Lloyd L. Montgomery, III was hired in March 2002 to serve as FSG’s Chief Operating Officer.

Equity Compensation Plan Information

     The following table provides information about FSG’s equity compensation plans, which consisted of only the 1999 Incentive Plan, as of December 31, 2001.

			(c)
			Number of securities
			remaining available for
	(a)	(b)	future issuance under
	Number of securities to		equity compensation
	be issued upon exercise	Weighted-average exercise	plans (excluding
	of outstanding options,	price of outstanding options,	securities reflected in
Plan Category	warrants and rights	warrants and rights	column (a))

Equity compensation plans approved by security holders	377,245	$7.81	272,755

Equity compensation plans not approved by security holders	0	0	0

Total	377,245	$7.81	272,755

Aggregated Option/SAR Exercises in 2001
and 2001 Year-End Option/SAR Values

     No stock options were exercised by the Named Executive Officers during 2001. Additionally, there were no SARs outstanding during 2001.

     The following table shows the number of shares of Company Common Stock covered by both exercisable and non-exercisable options held by the Company’s Named Executive Officers as of December 31, 2001. Also reported are the values for “in-the-money” options, which represent the positive spread between the exercise price of any such existing options and the year-end price of the Company’s Common Stock.

Number of
	Securities Underlying		Value of Unexercised
	Unexercised Options		In-the-Money Options
	At December 31, 2001 (#)		At December 31, 2001 ($)

Name	Exercisable(E)/Unexercisable (U)		Exercisable (E)/Unexercisable (U)

Rodger B. Holley	0(E) / 80,600	(U)	$0(E) / $186,186	(U)
William L. Lusk, Jr.	0(E) / 41,600	(U)	$0(E) / $ 96,096	(U)
Lloyd L. Montgomery, III*	0(E) / 0(U)		$0(E) /$0(U)

*	Lloyd L. Montgomery, III was hired in March 2002 to serve as FSG’s Chief Operating Officer.

Director Compensation

     FSG did not compensate its directors for their attendance of meetings of the Board of Directors or for any other services to the Board of Directors during the fiscal year ended December 31, 2001. Now that FSG has achieved sustained net cumulative profitability, FSG intends to begin paying directors fees to its directors in the form of cash and non-cash compensation on a going-forward basis. Directors may be reimbursed for their reasonable out-of-pocket expenses incurred in connection with their service on the Boards of Directors.

Employment and Severance Agreements

     FSG has no employment contracts with any of the Named Executive Officers, all of whom are employees at will. Under the terms of the 1999 Incentive Plan, options previously awarded thereunder, but not yet vested for purposes of exercise, are subject to accelerated vesting in the event of a merger or other business combination giving rise to a change in control of FSG.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee of the Company’s Board of Directors are, and during the last fiscal year were, D. Ray Marler (Chairman), Douglas F. Heuer, III, and Ralph L. Kendall. No member of the Compensation Committee is now or was during the last fiscal year an officer or employee of FSG or the Banks.

     Members of the Compensation Committee also are currently or were customers of, or had banking and financial transactions with, the Banks in the ordinary course of business since the beginning of the last fiscal year. All outstanding loans and other transactions with members of the Compensation Committee were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, when made, did not involve more than the normal risk of collectability or present other unfavorable features. It is expected that the Company’s subsidiaries will continue to have similar transactions in the ordinary course of their business with such individuals in the future.

Compensation Committee Report

     The following report reflects FSG’s compensation philosophy, as endorsed by the Board of Directors and the Compensation Committee, and resulting actions taken by FSG for the reporting periods shown in the various compensation tables supporting the report. The Compensation Committee either approves or recommends to the Board of Directors payment amounts and award levels for executive officers of FSG and the Banks.

General

     During 2001, the Compensation Committee of the Board of Directors was composed entirely of three members, none of whom were officers or employees of FSG or the Banks: D. Ray Marler (Chairman), Douglas F. Heuer, III, and Ralph L. Kendall. The Board of Directors designates the members and Chairman of such committee.

Compensation Policy

     The policies that govern the Compensation Committee’s executive compensation decisions are designed to align changes in total compensation with changes in the value created for FSG’s shareholders. The Compensation Committee believes that compensation of executive officers and others should be directly linked to the Company’s operating performance, and that achievement of performance objectives over time is the primary determinant of share price.

     The underlying objectives of the Compensation Committee’s compensation strategy are to establish incentives for certain executives and others to achieve and maintain short-term and long-term operating performance goals for FSG, to link executive and shareholder interests through equity-based plans, and to provide a compensation package that recognizes individual contributions as well as overall business results. At FSG, performance-based executive officer compensation includes: base salary and long-term stock incentives. To further these objectives, the Compensation Committee intends to engage Ernst & Young LLP (Global Employment Solutions/Human Resource Services Division in Atlanta, Georgia), an independent consultant with expertise in executive compensation, to assist in implementing its compensation strategy.

Base Salary and Increases

     In establishing executive officer salaries and increases, the Compensation Committee considers individual annual performance and the relationship of total compensation to the defined salary market. The decision to increase base pay is recommended by the chief executive officer and approved by the Compensation Committee. Information regarding salaries paid in the market is obtained through formal salary surveys and other means, and is used to evaluate competitiveness with FSG’s competitors. FSG’s general philosophy is to provide base pay competitive with the market, and to reward individual performance while positioning salaries consistent with Company performance.

Long-Term Incentives

     Long-term incentive awards have been made under the 1999 Incentive Plan. The purpose of the 1999 Incentive Plan is to promote the Company’s success and enhance its value by linking the personal interests of employees, officers, and directors to those of the Company’s shareholders and by providing such persons with an incentive for outstanding performance. As of December 31, 2001, there were approximately 140 persons eligible to participate in the 1999 Incentive Plan.

     The 1999 Incentive Plan authorizes the granting of awards to selected employees, officers, and directors of FSG or its subsidiaries in the following forms: (i) options to purchase shares of Common Stock, which may be incentive stock options or non-qualified and (ii) restricted stock.

     Subject to adjustment as provided in the 1999 Incentive Plan, the aggregate number of shares of common stock reserved and available for awards is 650,000 (of which not more than 10% may be granted as awards of restricted stock). The maximum number of shares of common stock with respect to one or more options that may be granted during any one calendar year under the 1999 Incentive Plan to any one participant is 130,000. The maximum fair market value of any awards (other than options) that may be received by a participant (less any consideration paid by the participant for such award) during any one calendar year under the 1999 Incentive Plan is $100,000.

     The 1999 Incentive Plan is administered by the Compensation Committee. The Committee has the power, authority, and discretion, among other things, to: (i) designate participants; (ii) determine the type or types of awards to be granted to each participant and the terms and conditions thereof; (iii) establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the 1999 Incentive Plan; and (iv) make all other decisions and determinations that may be required under the 1999 Incentive Plan or that the Compensation Committee deems necessary or advisable.

     As of December 31, 2001, options to purchase 377,245 shares of common stock had been granted under the 1999 Incentive Plan.

Deduction Limit

     Pursuant to Section 162(m) of the Internal Revenue Code (the “Code”), the Company may not deduct compensation in excess of $1 million paid to the chief executive officer or the four next most highly compensated executive officers of FSG. The 1999 Incentive Plan is designed to comply with Code Section 162(m) so that the grant of options under the 1999 Incentive Plan will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible by us, although other awards under the 1999 Incentive Plan that are not performance-based awards may not so qualify.

Chief Executive Officer Pay

     The Compensation Committee formally reviews the compensation paid to the Chief Executive Officer of the Company during the first quarter of each year. Final approval of chief executive officer compensation is made by the Board of Directors. Changes in base salary and the awarding of cash and stock incentives are based on overall financial performance and profitability related to objectives stated in the Company’s strategic performance plan and the initiatives taken to direct the Company. After careful consideration, the Compensation Committee recommended that the salary for Mr. Rodger B. Holley, President and Chief Executive Officer of FSG, be increased. Mr. Holley requested that the Compensation Committee defer actions with regard to his compensation until the completion of the acquisition of First State Bank and the recent private placement of FSG common stock. Based on specific accomplishments and the overall financial performance of FSG, including the achievement of targeted performance goals in 2001, Mr. Holley was awarded options to purchase 80,600 shares of FSG Common Stock.

Summary

     In summary, the Compensation Committee believes that FSG’s compensation program is reasonable and competitive with compensation paid by other financial institutions of similar size. The program is designed to reward managers for strong personal, Company and share value performance. The Compensation Committee monitors the various guidelines that make up the program and reserves the right to adjust them as necessary to continue to meet Company and shareholder objectives.

D. Ray Marler, Chairman Douglas F. Heuer, III Ralph L. Kendall

August 16, 2002

Audit Committee Report

     The Audit Committee monitors the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board of Directors, which is published in its entirety as Appendix B to this Proxy Statement. The Audit Committee is reconsidering its charter in light of the recently enacted Sarbanes-Oxley Act of 2002, and expects to modify the charter as appropriate.

     This report reviews the actions taken by the Audit Committee with regard to the Company’s financial reporting process during 2001 and particularly with regard to the Company’s audited consolidated financial statements as of December 31, 2001 and 2000 and for the three years in the period ended December 31, 2001.

     The Audit Committee currently is composed of three persons, all of whom are “independent directors” as defined by the National Association of Securities Dealers, Inc. (“NASD”). None of the committee members is or has been an officer or employee of the Company or any of its subsidiaries or affiliates, has engaged in any business transaction outside of the ordinary course of business with the Company or any of its subsidiaries or affiliates, or has any family relationship with the Company or any of its subsidiaries or affiliates.

     FSG’s management has the primary responsibility for the Company’s financial statements and reporting process, including the systems of internal controls. The Company’s independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor the integrity of the Company’s financial reporting process and system of internal controls and to monitor the independence and performance of the Company’s independent auditors and internal auditors.

     The Audit Committee believes that it has taken the actions it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee met one time during 2001.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Company’s Annual Report on Form 10-K for 2001, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee also reviewed with the Company’s independent auditors, Joseph Decosimo and Company, LLP, their judgments as to the quality (rather than just the acceptability) of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee discussed with Joseph Decosimo and Company, LLP, its independence from management and the Company, including the written disclosures, letter and other matters required of Joseph Decosimo and Company, LLP by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of services during 2001 by Joseph Decosimo and Company, LLP that were unrelated to its audit of the financial statements referred to above and to their reviews of the Company’s interim financial statements during 2001 is compatible with maintaining Joseph Decosimo and Company, LLP’s independence.

     Additionally, the Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plan for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for 2001 for filing with the Securities and Exchange Commission. The Audit Committee believes that, at this time, nothing has come to its attention that impairs Joseph Decosimo and Company, LLP’s independence or their ability to provide quality professional audit services, and, therefore, recommends to the Board that the Company retain Joseph Decosimo and Company, LLP as the Company’s independent auditors for 2002.

Audit Committee:

Ralph L. Kendall, Chairman Douglas F. Heuer, III D. Ray Marler

August 16, 2002

Certain Transactions and Business Relationships

     Certain of FSG’s directors, officers and principal shareholders and their associates are currently or were customers of, or had banking and financial transactions with, the Banks in the ordinary course of business since the beginning of the last fiscal year. Some of FSG’s directors or the directors of the Banks are directors, officers, trustees, or principal securities holders of corporations or other organizations that also are or were customers of, or had banking and financial transactions with, the Banks in the ordinary course of business since the beginning of the last fiscal year.

     All outstanding loans and other transactions with the directors, officers, and principal shareholders of FSG and its subsidiaries were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, when made, did not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate amount of credit extended to directors, executive officers, and principal shareholders as of December 31, 2001 was $2.0 million or 5.2% of FSG’s shareholders’ equity, and as of June 30, 2002 was $2.1 million or 3.5% of FSG’s shareholders’ equity. It is expected that the Company’s subsidiaries will continue to have similar transactions in the ordinary course of their business with such individuals and their associates in the future.

PROPOSAL TWO

APPROVAL OF LONG-TERM INCENTIVE PLAN

     On August 9, 2002, the Company’s Board of Directors adopted, upon the approval by and recommendation of the Compensation Committee and subject to shareholder approval at the Meeting, the First Security Group, Inc. 2002 Long-Term Incentive Plan (the “2002 Incentive Plan”). The 2002 Incentive Plan will become effective as of the date it is approved by the shareholders.

     We will reserve 200,000 shares of FSG Common Stock for issuance upon the grant or exercise of awards pursuant to the 2002 Incentive Plan. As of June 30, 2002, there were approximately 174 employees, officers and directors eligible to participate in the 2002 Incentive Plan. We will also maintain the Second Amended and Restated 1999 Long-Term Incentive Plan of First Security Group, Inc (the “1999 Incentive Plan”). As of June 30, 2002, 274,308 shares of our common stock remained available for the grant under the 1999 Incentive Plan. Whether or not the shareholders approve the 2002 Incentive Plan, the Company may continue to grant options under the 1999 Incentive Plan until the shares authorized thereunder are depleted or until such plan otherwise expires.

     A summary of the 2002 Incentive Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as Appendix A.

     Proposal Two requires approval by the affirmative vote of the holders of shares of FSG Common Stock representing a majority of the votes cast at the Meeting.

     The Board of Directors unanimously recommends a vote “FOR” Proposal Two.

Summary of the 2002 Incentive Plan

     Purpose. The purpose of the plan is to promote the Company’s success by linking the personal interests of the Company’s and the Banks’ employees, officers, directors and consultants to those of the Company’s shareholders, and by providing participants with an incentive for outstanding performance.

     Permissible Awards. The plan authorizes the granting of awards in the form of restricted stock and options to purchase shares of common stock.

     Limitations on Awards. No more than 20% of the shares authorized under the plan may be granted as awards of restricted stock awards. The maximum number of shares of Common Stock with respect to one or more options that may be granted during any one calendar year under the plan to any one person is 100,000. The maximum fair market value of any shares of restricted stock (less any consideration paid by the participant for such award) during any one calendar year under the plan is $500,000.

     Administration. The plan is administered by the Compensation Committee of the Company’s Board of Directors. The Compensation Committee has the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the plan; and make all other decisions and determinations that may be required under the plan. The Board of Directors may at any time administer the plan. If it does so, it will have all the powers of the Compensation Committee.

     Stock Options. The Compensation Committee is authorized to grant incentive stock options or non-qualified stock options under the plan. The terms of an incentive stock option must meet the requirements of section 422 of the U.S. tax code (the “Code”). The exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and no option may have a term of more than 10 years. The Compensation Committee may grant options with a reload feature, which provides for the automatic grant of a new option for the number of shares that the optionee delivers as full or partial payment of the exercise price of the original option. Such new option must have an exercise price equal to the fair market value of the stock on the new grant date and have a term equal to the unexpired term of the original option.

     Restricted Stock Awards. The Compensation Committee may make awards of restricted stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock).

     Performance Goals. The Compensation Committee may designate any restricted stock award as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code §162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following performance criteria, which may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of a division, affiliate, department, region or function within the company or an affiliate: Return on Equity, Return on Tangible Equity, Net Income, Return on Assets, Net Interest Margin, Net Interest Spread, Liquidity Ratio, Capital Ratio, Asset Quality, Interest Rate Risk, Efficiency Ratio and Growth Ratio.

     The Compensation Committee must establish such goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations), and the Committee may not increase any award or, except in the case of certain qualified terminations of employment, waive the achievement of any specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

     Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order; provided, however, that the Compensation Committee may (but need not) permit other transfers where the Compensation Committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

     Acceleration Upon Certain Events. Unless otherwise provided in an award certificate, upon a change in control of the Company (as defined in the plan) or the death or disability of a participant, all of the participant’s outstanding options will become fully vested and exercisable and all restrictions on the participant’s outstanding restricted stock awards will lapse. In addition, the Compensation Committee may in its discretion at any time accelerate the vesting, exercisability or lapse of restrictions on an award for any reason. The Compensation Committee may discriminate among participants or among awards in exercising its discretion.

     Adjustments. In the event of a stock split, a dividend payable in shares of our common stock, or a combination or consolidation of Common Stock into a lesser number of shares, the share authorization limits under the plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in a corporate transaction or event that affects the Common Stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the plan will be adjusted proportionately, and the Compensation Committee may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment

     The Board of Directors or the Compensation Committee may, at any time and from time to time, terminate or amend the plan without shareholder approval; but if an amendment to the plan would, in the reasonable opinion of the Board or the Compensation Committee, materially increase the benefits accruing to participants, materially increase the number of shares of stock issuable under the plan, or materially modify the requirements for eligibility, then such amendment will be subject to shareholder approval. In addition, the Board or the Compensation Committee may condition any amendment on the approval of the Company’s shareholders for any other reason, including necessity or advisability under tax, securities or other applicable laws, policies or regulations. No termination or amendment of the plan may adversely affect any award previously granted under the plan without the written consent of the participant. The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by our shareholders or otherwise permitted by the recapitalization provisions of the plan, as described above, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Certain Federal Tax Effects

     Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the plan. When an optionee exercises a nonqualified option, however, he or she will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

     Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

     Transfers of Options. The Compensation Committee may, but is not required to, permit the transfer of nonqualified stock options granted under the plan. Based on current tax and securities regulations, such transfers, if permitted, are likely to be limited to gifts to members of the optionee’s immediate family or certain entities controlled by the optionee or such family members. The following paragraphs summarize the likely income, estate, and gift tax consequences to the optionee, the Company, and any transferees, under present federal tax regulations, upon the transfer and exercise of such options.

     Federal Income Tax. There will be no federal income tax consequences to the optionee, the Company, or the transferee upon the transfer of a nonqualified stock option. However, the optionee will recognize ordinary income when the transferee exercises the option, in an amount equal to the excess of the fair market value of the option shares upon the exercise of such option over the exercise price, and we will be allowed a corresponding deduction. The gain, if any, realized upon the transferee’s subsequent sale or disposition of the option shares will constitute short-term or long-term capital gain to the transferee, depending on the transferee’s holding period. The transferee’s basis in the stock will be the fair market value of such stock at the time of exercise of the option.

     Federal Estate and Gift Tax. If an optionee transfers a nonqualified stock option to a transferee during the optionee’s life but before the option has become exercisable, the optionee will not be treated as having made a completed gift for federal gift tax purposes until the option becomes exercisable. However, if the optionee transfers a fully exercisable option during the optionee’s life, he or she will be treated as having made a completed gift for federal gift tax purposes at the time of the transfer. If the optionee transfers an option to a transferee by reason of death, the option will be included in the decedent’s gross estate for federal estate tax purposes. The value of such option for federal estate or gift tax purposes may be determined using a “Black-Scholes” or other appropriate option pricing methodology, in accordance with IRS requirements.

     Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code §162(m). If the participant files an election under Code §83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code §162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code §83(b) election.

Benefits to Named Executive Officers and Others

     As of August 16, 2002, no awards had been granted under the 2002 Incentive Plan. Any future awards will be made at the discretion of the Compensation Committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the 2002 Incentive Plan in the future.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon approval and recommendation of the Audit Committee, has appointed Joseph Decosimo and Company, LLP, independent certified public accountants, as independent auditors for FSG and its subsidiaries for the current fiscal year ending December 31, 2002, subject to ratification by the shareholders. Joseph Decosimo and Company, LLP, has served as the independent auditors for FSG and its subsidiaries since February 17, 1999. Joseph Decosimo and Company, LLP, has advised FSG that neither the firm nor any of its partners has any direct or material interest in FSG and its subsidiaries except as auditors and independent certified public accountants of FSG and its subsidiaries.

     During the Company’s 2001 fiscal year, Joseph Decosimo and Company, LLP consulted with FSG on various matters and provided professional services for the Company for fees and expenses as follows:

Audit Fees	$77,000

Financial Information Systems Design and Implementation Fees	0

All Other Fees:
Tax-related Fees (1)	41,350
Other Non-audit Fees (2)	227,850

Total All Other Fees	269,200

TOTAL	$346,200

(1)	Tax-related fees consisted of fees paid for tax preparation and assistance on tax-related issues.

(2)	Other non-audit fees consisted of fees paid for assistance related to business expansion and acquisition issues, stock offerings, and SEC filings.

     The Board of Directors of the Company has considered whether the provision of services during 2001 by Joseph Decosimo and Company, LLP that were unrelated to its audit of FSG’s financial statements or its reviews of FSG’s interim financial statements during 2001 is compatible with maintaining Joseph Decosimo and Company, LLP’s independence.

     A representative of Joseph Decosimo and Company, LLP, will be present at the Meeting and will be given the opportunity to make a statement on behalf of the firm if he so desires. A representative of Joseph Decosimo and Company, LLP, is also expected to respond to appropriate questions from shareholders.

     All shares represented by valid Proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the Proxies will be voted for the ratification of the appointment of Joseph Decosimo and Company, LLP, for the fiscal year ending December 31, 2002.

     Proposal Three requires approval by the affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast at the Meeting.

     The Board of Directors unanimously recommends a vote “FOR” Proposal Three.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act (“Section 16”) requires the directors and certain officers of FSG, and persons who beneficially own more than 10% of the Company’s Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. The Company is required to identify each director, officer or beneficial owner of more than 10% of the Company’s Common Stock who failed to timely file any such report with the SEC. The Company is not aware that any person beneficially owns more than 10% of the Company’s Common Stock. None of the Company’s directors or officers was required to file any Section 16 reports as of December 31, 2001.

SHAREHOLDER’S PROPOSALS FOR THE 2003 ANNUAL MEETING

     Proposals from shareholders intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before November 1, 2002 to be eligible for inclusion in the Company’s Proxy Statement and Proxy related to the 2003 Annual Meeting of Shareholders. Only proper proposals that are timely received will be included in the Proxy Statement and Proxy.

OTHER MATTERS

     Management of FSG does not know of any matters to be brought before the Meeting other than those described above. If any other matters properly come before the Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

OTHER INFORMATION

Proxy Solicitation Costs

     The cost of soliciting Proxies for the Meeting will be paid by the Company. In addition to the solicitation of shareholders of record by mail, telephone, electronic mail, facsimile or personal contact, the Company will be contacting brokers, dealers, banks, or voting trustees or their nominees who can be identified as record holders of Common Stock; such holders, after inquiry by FSG, will provide information concerning quantities of proxy materials needed to supply such information to beneficial owners, and FSG will reimburse them for the reasonable expense of mailing proxy materials to such persons.

Annual Report on Form 10-K

     Upon the written request of any person whose Proxy is solicited by this Proxy Statement, FSG will furnish to such person without charge (other than for exhibits) a copy of FSG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, including financial statements and schedules thereto, as filed with the SEC. Requests may be made to First Security Group, Inc., 817 Broad Street, Chattanooga, Tennessee 37402, Attention: Rodger B. Holley, President & Chief Executive Officer.

By Order of the Board of Directors,

Rodger B. Holley President & Chief Executive Officer

August 16, 2002

APPENDIX A

FIRST SECURITY GROUP, INC.
2002 LONG-TERM INCENTIVE PLAN

ARTICLE 1 PURPOSE	A-1
1.1 General	A-1
ARTICLE 2 EFFECTIVE DATE	A-1
2.1 Effective Date	A-1
ARTICLE 3 DEFINITIONS	A-1
3.1 Definitions	A-1
ARTICLE 4 ADMINISTRATION	A-5
4.1 Committee	A-5
4.2 Actions and Interpretations by the Committee	A-5
4.3 Authority of Committee	A-6
4.4 Award Certificates	A-6
ARTICLE 5 SHARES SUBJECT TO THE PLAN	A-6
5.1 Number of Shares	A-6
5.2 Lapsed Awards	A-6
5.3 Stock Distributed	A-7
5.4 Limitation on Awards	A-7
ARTICLE 6 ELIGIBILITY	A-7
6.1 General	A-7
ARTICLE 7 STOCK OPTIONS	A-7
7.1 General	A-7
7.2 Incentive Stock Options	A-8
ARTICLE 8 RESTRICTED STOCK AWARDS	A-9
8.1 Grant of Restricted Stock	A-9
8.2 Issuance and Restrictions	A-9
8.3 Forfeiture	A-9
8.4 Certificates for Restricted Stock	A-9
ARTICLE 9 PROVISIONS APPLICABLE TO AWARDS	A-9
9.1 Stand-Alone, Tandem, and Substitute Awards	A-9
9.2 Term of Awards	A-9
9.3 Form of Payment of Awards	A-10
9.4 Limits on Transfer	A-10
9.5 Beneficiaries	A-10
9.6 Stock Certificates	A-10
9.7 Acceleration upon Death or Disability	A-10

-A-i -

9.8 Acceleration upon a Change in Control	A-10
9.9 Acceleration for Any Other Reason	A-10
9.10 Effect of Acceleration	A-11
9.11 Qualified Performance-Based Awards	A-11
9.12 Termination of Employment	A-12
9.13 Loans or Guarantees	A-12
ARTICLE 10 CHANGES IN CAPITAL STRUCTURE	A-12
10.1 General	A-12
ARTICLE 11 AMENDMENT, MODIFICATION AND TERMINATION	A-13
11.1 Amendment, Modification and Termination	A-13
11.2 Awards Previously Granted	A-13
ARTICLE 12 GENERAL PROVISIONS	A-13
12.1 No Rights to Awards; Non-Uniform Determinations	A-13
12.2 No Stockholder Rights	A-13
12.3 Withholding	A-13
12.4 No Right to Continued Service	A-14
12.5 Unfunded Status of Awards	A-14
12.6 Indemnification	A-14
12.7 Relationship to Other Benefits	A-14
12.8 Expenses	A-14
12.9 Titles and Headings	A-14
12.10 Gender and Number	A-14
12.11 Fractional Shares	A-14
12.12 Government and Other Regulations	A-15
12.13 Governing Law	A-15
12.14 Additional Provisions	A-15
12.15 No Limitations on Rights of Company	A-15
12.16 Code Section 162(m)	A-15

-A-ii -

FIRST SECURITY GROUP, INC.
2002 LONG-TERM INCENTIVE PLAN

ARTICLE 1
PURPOSE

     1.1. GENERAL. The purpose of the First Security Group, Inc. 2002 Long-Term Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of First Security Group, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants.

ARTICLE 2
EFFECTIVE DATE

     2.1. EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by both the Board and the majority of the holders of the Stock of the Company.

ARTICLE 3
DEFINITIONS

     3.1. DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b) “Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Company or an affiliated company, provided, however that if there is no such employment agreement in which such term is defined, “Cause” shall mean any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Company, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company.

(f) “Change of Control” means and includes the occurrence of any one of the following events but shall specifically exclude a Public Offering:

(i) individuals who, on the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (such term for purposes of this definition being as defined in Section 3(a)(9) of the Exchange Act and as used in Section 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii) any person is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of either (A) 20% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions shall not constitute a Change of Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary of the Company, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary which requires the approval of the Federal Reserve Board, Federal Deposit Insurance Corporation, the Tennessee Department of Financial Institutions, and/or the Georgia Department of Banking and Finance (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Reorganization, Sale or Acquisition (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Corporation”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary of the Company, (y) the Surviving Corporation or its ultimate parent corporation, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the beneficial owner, directly or indirectly, of 20% or more of the total common stock or 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Corporation, and (C) at least a majority of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h) “Committee” means the committee of the Board described in Article 4.

(i) “Company” means First Security Group, Inc., a Tennessee corporation.

(j) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company, as applicable. Continuous Status as a Participant shall continue to the extent provided in a written severance or employment agreement during any period for which severance compensation payments are made to an employee, officer, consultant or director and shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company prior to its commencement.

(k) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3), provided that no employee shall be a Covered Employee until the deduction limitations of Code Section 162(m) are applicable to the Company and any reliance period under Code Section 162(m) has expired, as described in Section 16.16 hereof.

(l) “Disability” or “Disabled” has the same meaning as provided in the long-term disability plan or policy maintained by the Company or if applicable, most recently maintained, by the Company or if applicable, an Affiliate, for the Participant, whether or not such Participant actually receives disability benefits under such plan or policy. If no long-term disability plan or policy was ever maintained on behalf of Participant or if the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

(m) “Effective Date” has the meaning assigned such term in Section 2.1.

(n) “Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.

(o) “Exchange” means the Nasdaq National Market, the Nasdaq SmallCap Market, or any national securities exchange on which the Stock may from time to time be listed or traded.

(p) “Fair Market Value”, on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market or the Nasdaq SmallCap Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market or the Nasdaq SmallCap Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations or if the Stock is not quoted on Nasdaq, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

(q) “Grant Date” means the date an Award is made by the Committee.

(r) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(s) “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

(t) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(u) “Parent” means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(v) “Participant” means a person who, as an employee, officer, consultant or director of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 9.5 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(w) “Plan” means the First Security Group, Inc. 2002 Long-Term Incentive Plan, as amended from time to time.

(x) “Public Offering” shall occur on the effective time and date of a registration statement filed by the Company under the 1933 Act, for a public offering of any class or series of the Company’s equity securities.

(y) “Qualified Performance-Based Award” means a Restricted Stock Award that is intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Performance Criteria as set forth in Section 9.11, or (ii) an Option having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

(z) “Qualified Performance Criteria” means one or more of the performance criteria listed in Section 9.11(b) upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(aa) “Restricted Stock Award” means Stock granted to a Participant under Article 8 that is subject to certain restrictions and to risk of forfeiture.

(bb) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(cc) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 10.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 10.1.

(dd) “Stock” means the $.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 10.

(ee) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(ff) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(gg) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 4
ADMINISTRATION

     4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are, or who are anticipated to be become, either (i) Covered Employees or (ii) persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

     4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     4.3. AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a) Grant Awards;

(b) Designate Participants;

(c) Determine the type or types of Awards to be granted to each Participant;

(d) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, in accordance with Article 9, based in each case on such considerations as the Committee in its sole discretion determines;

(g) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(h) Prescribe the form of each Award Certificate, which need not be identical for each Participant;

(i) Decide all other matters that must be determined in connection with an Award;

(j) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(l) Amend the Plan or any Award Certificate as provided herein; and

(m) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

     Notwithstanding the above, the Board or the Committee may expressly delegate to a special committee consisting of one or more directors who are also officers of the Company some or all of the Committee’s authority under subsections (a) through (i) above, except that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who are, or who are anticipated to be become, either (i) Covered Employees or (ii) persons subject to the short-swing profit rules of Section 16 of the 1934 Act. The acts of such delegates shall be treated hereunder as acts of the Committee, and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

     4.4. AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

     5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 10.1, the aggregate number of Shares reserved and available for Awards shall be 200,000, any and all of which may be granted in the form of Incentive Stock Options. Not more than 20% of such aggregate number of Shares may be granted as Awards of Restricted Stock.

     5.2. LAPSED AWARDS. To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any Shares subject to the Award will again be available for the grant of Awards under the Plan.

     5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4. LIMITATION ON AWARDS. The following provisions of this Section 5.4 shall not be applicable until the deduction limitation of Code Section 162(m) are applicable to the Company and any reliance period under Code Section 162(m) has expired, as described in Section 12.16 hereof. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 10.1), the maximum number of Shares with respect to one or more Options that may be granted during any one calendar year under the Plan to any one Participant shall be 100,000 The maximum fair market value (measured as of the Grant Date) of any Restricted Stock Awards that may be received by any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $500,000.

ARTICLE 6
ELIGIBILITY

     6.1. GENERAL. Awards may be granted only to Eligible Participants; except that Incentive Stock Options may not be granted to Eligible Participants who are not employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.

ARTICLE 7
STOCK OPTIONS

     7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the Grant Date.

(b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. Subject to Section 9.9, the Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

(c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants; provided, however, that if Shares are used to pay the exercise price of an Option, such Shares must have been held by the Participant for at least six months.

(d) EXERCISE TERM. In no event may any Option be exercisable for more than ten years from the Grant Date.

(e) ADDITIONAL OPTIONS UPON EXERCISE. The Committee may, in its sole discretion, provide in an Award Certificate for the automatic grant of a new Option to any Participant who delivers Shares as full or partial payment of the exercise price of the original Option. Any new Option granted in such a case (i) shall be for the same number of Shares as the Participant delivered in exercising the original Option, (ii) shall have an exercise price of 100% of the Fair Market Value of the surrendered Shares on the date of exercise of the original Option (the grant date for the new Option), and (iii) shall have a term equal to the unexpired term of the original Option.

     7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a) LAPSE OF OPTION. An Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4), (5) and (6) below, provide in writing that the Option will extend until a later date, but if an Option is exercised more than three months after the termination of the Participant’s employment other than by death or Disability, or more than one year after Participant’s Disability, it will automatically become a Non-Qualified Stock Option:

(1) The expiration date set forth in the Award Certificate.

(2) The tenth anniversary of the Grant Date.

(3) Three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability, death or termination for Cause.

(4) One year after the termination of the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5) One year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

(6) The date of the termination of the Participant’s Continuous Status as a Participant if such termination is for Cause.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 9, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 9.5.

(b) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

(c) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

(d) EXPIRATION OF AUTHORITY TO GRANT INCENTIVE STOCK OPTIONS. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

(e) RIGHT TO EXERCISE. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f) ELIGIBLE GRANTEES. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or a Parent or Subsidiary.

ARTICLE 8
RESTRICTED STOCK AWARDS

     8.1. GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

     8.2. ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock.

     8.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     8.4. CERTIFICATES FOR RESTRICTED STOCK. An Award of Restricted Stock shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to share of Restricted Stock. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 9
PROVISIONS APPLICABLE TO AWARDS

     9.1. STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     9.2. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 7.2(c) applies, five years from its Grant Date).

     9.3. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     9.4. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

     9.5. BENEFICIARIES. Notwithstanding Section 9.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     9.6. STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

     9.7. ACCELERATION UPON DEATH OR DISABILITY. Notwithstanding any other provision in the Plan or any Participant’s Award Certificate to the contrary, upon the Participant’s death or Disability during his Continuous Status as a Participant, all of such Participant’s outstanding Options shall become fully exercisable and all restrictions on the Participant’s outstanding Restricted Stock Awards shall lapse. Any Option shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Non-Qualified Stock Options.

     9.8. ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in the Award Certificate, upon the occurrence of a Change in Control, all outstanding Options shall become fully exercisable and all restrictions on outstanding Restricted Stock Awards shall lapse.

     9.9. ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 9.7 or 9.8 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the Participant’s outstanding Restricted Stock Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 9.9.

     9.10. EFFECT OF ACCELERATION. If an Award is accelerated under Section 9.8 or Section 9.9, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction, (iv) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Non-Qualified Stock Options.

     9.11. QUALIFIED PERFORMANCE-BASED AWARDS.

(a) The provisions of the Plan are intended to ensure that all Options granted hereunder to any Covered Employee qualify for the Section 162(m) Exemption.

(b) When granting Restricted Stock Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If the Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Performance Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate: (1) return on equity, (2) return on tangible equity, (3) net income, (4) return on assets, (5) net interest margin, (6) net interest spread, (7) liquidity ratio, (8) capital ratio, (9) asset quality, (10) interest rate risk, (11) efficiency ratio, or (12) growth ratio.

(c) Each Qualified Performance-Based Award (other than an Option) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Performance Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided that (i) the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, and (ii) the provisions of Section 9.8 shall apply notwithstanding this sentence.

(d) Any payment of a Qualified Performance-Based Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in subsection (c), no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Performance Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

(e) Section 5.4 sets forth the maximum number of Shares or dollar value that may be granted in any one-year period to a Participant in designated forms of Qualified Performance-Based Awards.

     9.12. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Qualified Stock Options.

     9.13. LOANS OR GUARANTEES. With the consent of the Committee and subject to applicable laws, policies and regulations, the Company or an Affiliate may make, guarantee or arrange for a loan or loans to a Participant with respect to or allow a Participant to defer payment to the Company of all or any portion of (i) the exercise price of any Option granted under the Plan, (ii) the purchase price, if any, of any Award granted hereunder and/or (iii) the payment by the Participant of any or all federal and/or state income or employment taxes due on account of the granting or exercise of any Award hereunder. The Committee shall have full authority to decide whether to make a loan or guarantee or to permit a deferral hereunder and to determine the amount, terms and provisions of any such loan or guarantee, including the interest rate to be charged in respect of any such loan(s), whether the loan(s) are to be made with or without recourse against the borrower, the collateral or other security, if any, securing the repayment of the loan(s), the terms on which the loan(s) are to be repaid and the conditions, if any, under which the loan(s) may be forgiven. If the Committee has made or arranged a loan or guarantee or deferred payment, the Committee may, in its discretion, require immediate payment of such deferred amount or immediate release of such loan or guarantee if the Participant’s Continuous Status as a Participant terminates or if the Participant sells or otherwise transfers the Participant’s Shares pursuant to such deferral, loan or guarantee.

ARTICLE 10
CHANGES IN CAPITAL STRUCTURE

     10.1. GENERAL. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

ARTICLE 11
AMENDMENT, MODIFICATION AND TERMINATION

     11.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the benefits accruing to Participants, (ii) materially increase the number of Shares issuable under the Plan, or (ii) materially modify the requirements for eligibility, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an Exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

     11.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled (at the spread value in the case of an Option) on the date of such amendment or termination;

(b) The original term of any Option may not be extended without the prior approval of the stockholders of the Company;

(c) Except as otherwise provided in Article 10, the exercise price of any Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby.

ARTICLE 12
GENERAL PROVISIONS

     12.1. NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

     12.2. NO STOCKHOLDER RIGHTS. No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

     12.3. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for at least six months. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     12.4. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

     12.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

     12.6. INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     12.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

     12.8. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

     12.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     12.10. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     12.11. FRACTIONAL SHARES. No fractional Shares shall be issued, and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up.

     12.12. GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

     12.13. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Tennessee.

     12.14. ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

     12.15. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

     12.16. CODE SECTION 162(m). The deduction limits of Code Section 162(m) and the regulation thereunder do not apply to the Company until such time, if any, as any class of the Company’s common equity securities is registered under Section 12 of the 1934 Act or the Company otherwise meets the definition of a “publicly held corporation” under Treasury Regulation 1.162-27(c) or any successor provision. Upon becoming a publicly held corporation, the deduction limits of Code Section 162(m) and the regulations thereunder shall not apply to compensation payable under this Plan until the expiration of the reliance period described in Treasury Regulation 1.162-27(f) or any successor regulation.

     The foregoing is hereby acknowledged as being the First Security Group, Inc. 2002 Long-Term Incentive Plan as adopted by the Board on      , 2002.

FIRST SECURITY GROUP, INC.

By:

Its:

APPENDIX B

FIRST SECURITY GROUP, INC.
AUDIT COMMITTEE CHARTER

The Board of Directors of First Security Group, Inc. (“FSG”) and its subsidiary banks establish Audit Committees with authority, responsibility, and specific duties as described below.

Composition

The committees shall be comprised of a minimum of three outside directors who are independent of management. Also, each member of the Audit Committees will be independent as defined by Section 36 of FDICIA and other applicable regulations. One of the members shall be appointed committee chairman by the chairman of the Board of Directors (the “Board”).

Authority

The Audit Committees may be requested by the Board to investigate any activity of FSG or its subsidiaries, and all employees are directed to cooperate as requested by members of the committees. The committees are empowered to retain persons having special competence as necessary to assist the committee in fulfilling its responsibility.

Responsibility

The Audit Committees are to assist the Boards in fulfilling fiduciary responsibilities as to the accounting policies and reporting practices of FSG and all subsidiaries and the sufficiency of auditing relative thereto. It is to be the Board’s principal agent in ensuring the independence of the corporation’s independent accountants, the integrity of management, and the adequacy of disclosures to stockholders. The opportunity for the independent accountants and internal auditors to meet with the Audit Committees and/or Boards of Directors as needed is not to be restricted.

It is the intention of FSG’s Board to adhere to the Securities and Exchange Commission’s (“SEC”) rule regarding Audit Committee Disclosure that became effective January 31, 2000.

Meetings

The Audit Committees shall schedule quarterly meetings, or meet as many times as the committees deem necessary.

Attendance

In addition to the members of the Audit Committees, the chairman of each Audit Committee may request members of management, the internal auditors, and representatives of the independent accountants be present at committee meetings, as deemed appropriate.

Minutes

Minutes of each meeting shall be prepared with copies to be provided to respective members of the committees and management. The chairmen of the Audit Committees shall make a report to the respective Board on the results of each meeting of the Audit Committee.

Specific Duties

     The Audit Committees are to :

1.	Review with FSG’s management, internal auditors, and independent accountants, FSG’s policies and procedures to reasonably ensure the adequacy of internal accounting and financial reporting controls.

2.	Make or cause to be made, inquiries of management and the independent accountants concerning established standards of corporate conduct and performance, and deviations therefrom.

3.	Review the scope and general extent of the independent accountants’ audit examination, including their engagement letter. The auditors’ fees are to be submitted to management for review. Management will then present this information for final review and approval.

4.	Review all reports of examination issued by FSG’s regulators.

5.	Arrange for the independent accountants to review the following items with the Audit Committees:

a.	FSG’s annual report to shareholders and regulatory filings including the financial statements, and financial statement and supplemental disclosures required by generally accepted accounting principles.

b.	Significant transactions, if any, not a normal part of FSG’s operations.

c.	Changes (pending or proposed), if any, during the year in FSG’s accounting principles or their application.

d.	Significant adjustments, if any, not a normal part of FSG’s operations.

e.	The independent accountants should be instructed to communicate with the chairmen of the Audit Committees if there is a probability that a pending quarterly review report, if any, will be other than standard.

6.	Evaluate the cooperation received by the independent accountants during their audit examination, including their access to all requested records, data, and information.

7.	Elicit the comments of management regarding the responsiveness of the independent accountants to FSG’s needs.

8.	Inquire of the independent accountants whether there have been any disagreements with management, which if not satisfactorily resolved, would have caused them to modify their report on FSG’s financial statements.

9.	Discuss with FSG management the scope and quality of internal accounting and financial reporting controls in effect.

10.	Apprise the Board of significant developments in the course of performing the above duties.

11.	Recommend to the Board any appropriate extensions or changes in the duties of the committees.

12.	Recommend to the Board the retention or replacement of the independent accountants and internal auditors.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY FIRST SECURITY GROUP, INC.

For
			With-	All
		For	hold	Except
REVOCABLE PROXY BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2002	1.	Election of Directors:
	Authority for the election of Messrs. Rodger B. Holley, Larry R. Belk, Clayton Causby, Kennedy C. Dyer, III, Douglas F. Heuer, III, Ralph L. Kendall and D. Ray Marler as directors, each to serve until the Company’s 2003 Annual	☐	☐	☐
The undersigned hereby appoints Rodger B. Holley and William L. Lusk, Jr., or either of them, each with full power of substitution, as Proxies to vote all shares of the $.01 par value common stock of First Security Group, Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held Thursday, September 26, 2002, at 3:00 pm, Local Time, at Springbrook Country Club, 123 Country Club Lane, Niota Tennessee 37826, and at any postponement or adjournment thereof (the “Annual Meeting”).	Meeting of Shareholders or until their successors are elected and qualified.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain
2.	Approval of Long-Term Incentive Plan. Authority to approve adoption of the First Security Group, Inc. 2002 Long-Term Incentive Plan.	☐	☐	☐

		For	Against	Abstain
3.	Ratification of the Appointment of Joseph Decosimo and Company, LLP, as Independent Auditors. Authority to ratify the appoint of Joseph Decosimo and Company, LLP, as independent auditors for the Company and its subsidiaries for the current fiscal year ending December 31, 2002.	☐	☐	☐

Please be sure to sign and date Date this Proxy in the box below. Stockholder sign above Co-holder (if any) sign above	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS LISTED ABOVE.
The Proxies will vote on the proposals set forth in the notice of annual meeting and proxy statements as specified on this proxy and are authorized to vote in their discretion as to any other business which may come properly before the meeting. If a vote is not specified, the Proxies will vote for approval of the proposal.

-- Detach above card, mark, sign, date and return in the envelop furnished. --
FIRST SECURITY GROUP, INC.

     Please sign exactly as your name appears on this card. When shares are held by joint tenants both should sign. When signing as attorney, administrator, trustee, or guardian please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN ABOVE, AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

THIS PROXY IS SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.